UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2026

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

707 W. 700 South, Suite 105

Woods Cross, UT 84087

(Address of principal executive office) (Zip Code)

(424) 394-1090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

During the period between April 2026 and June 2026, Sky Quarry Inc. (the “Company”), pursuant to its at-the-market equity offering program (the “ATM Program”), successfully sold the full aggregate offering amount of its common stock, par value $0.0001 per share (the “Common Stock”), available under the Company’s prospectus supplement, dated April 22, 2026 (the “Current Prospectus Supplement”), to its effective shelf registration statement on Form S-3 (File No. 333-291721) (the “Registration Statement”).

The ATM Program was established pursuant to the Controlled Equity Offering Sales Agreement, dated January 12, 2026 (the “Sales Agreement”), by and between the Company and Cantor Fitzgerald & Co. (“Cantor”). In connection therewith, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement to its Registration Statement, dated January 12, 2026 (the “Prior Prospectus Supplement”), for the offer and sale from time to time of its Common Stock through Cantor, having an aggregate sales price of up to $4,700,000. On April 22, 2026, the Company entered into an Amended and Restated Sales Agreement (the “A&R Sales Agreement”) with Muriel Siebert & Co., LLC (“Siebert”), pursuant to which Siebert replaced Cantor as the Company’s sole designated sales agent under the ATM Program. Concurrently, the Company filed with the SEC the Current Prospectus Supplement, updating the aggregate sale price to up to $12,600,000, inclusive of any remaining capacity under the Prior Prospectus Supplement.

As of the date hereof, the Company issued an aggregate of approximately 4,408,137 shares of Common Stock under its ATM Program, resulting in aggregate net proceeds to the Company of approximately $13,528,940. The Company sold approximately 52,485 shares of Common Stock through Cantor pursuant to the Sales Agreement, generating net proceeds of approximately $1,306,941. Pursuant to the A&R Sales Agreement, the Company sold 4,355,652 shares of Common Stock through Siebert, generating net proceeds of approximately $12,221,999. The share amounts above relating to sales that occurred prior to the effectiveness of the Company’s 1-for-8 reverse stock split on March 15, 2026 (the “Reverse Stock Split”) have been adjusted to reflect the Reverse Stock Split.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Quarry Inc.

Dated: July 30, 2026	By:	/s/ Marcus Laun
	Name:	Marcus Laun
	Title:	Interim Chief Executive Officer, Interim Chief Financial Officer and President